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EXHIBIT 10.9:

                        FUNDS DISBURSEMENT AUTHORIZATION

         Flexxtech Corporation (the Company") hereby authorizes Dutchess Capital Management LLC and Dutchess Private Equities Fund LP (collectively the "Investor"), to transfer funds directly to the third parties ("Third Parties") and for the amounts listed below, in connection with the Investor's purchase of the Company's 6% Convertible Debentures ("Debentures") in the amount of forty thousand dollars ($40,000) dated April 7, 2003. The Investor's purchase of the Debentures shall be considered paid for in full, for the amounts transferred, immediately upon funds transfer to Third Parties and the Company.

         The Company acknowledges; (i) that the transfers to Third Parties represent payments for sole obligations of the Company and (ii) the Investor is acting exclusively as a facilitator in this funds distribution transaction and
(iii) the Investor does not assume any obligation nor liability on behalf of the Company as a result of the funds distribution transaction.

    1.   Twenty thousand dollars ($20,000) shall be sent via wire transfer to:

         Bank: Union Bank
         ABA# 122000496
         Account# 61300-15393
         FBO: Kabani & Company, Inc.

    2.   Nine thousand dollars ($9,000) shall be sent via wire transfer to:

         Bank: Citibank, NA
         ABA# 21000089
         Account# 92510787
         FBO: Dutchess Advisors, Ltd.

    3.   Two thousand dollars ($2,000) shall be sent via wire transfer to:

         Bank: US Bank
         ABA# 122235821
         Account# 164300998246
         FBO: Shaub & Williams Trust Account

    4.   Three thousand dollars ($3,000) shall be sent via wire transfer to:

         Bank: Bank of America
         ABA# 121000358
         Account# 21297-37423
         FBO: Don Davis

    5. A check for one thousand dollars ($1,000) shall be sent via regular mail to:

         Cohen & Mohr LLP
         ATT/Accounts Receivable
         1055 Thomas Jefferson St., NW
         Suite 504
         Washington, DC 20007

         The balance of five thousand dollars ($5,000) shall be held by the Investor to pay additional Company obligations in the near future. Such instructions to pay, shall be directed by the Company's anticipated new officers and directors, in connection with its current restructuring.

AGREED AND ACCEPTED ON APRIL 4, 2003 BY;

Flexxtech Corporation                         Dutchess Capital Management LLC
                                              Dutchess Private Equities Fund, LP

________________________                    __________________________
    Greg Mardock                              Douglas H. Leighton
    President                                 A Managing Member